Exhibit 10.20


                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 30, 2005 is made by and among PharmaFrontiers Corp., a Texas corporation, with headquarters located at 2408 Timberloch Place, Suite B-7, The Woodlands, Texas 77380 (the "Company"), and the investors named on the signature pages hereto, together with their permitted transferees (the "Investors").

                                    RECITALS:

         A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

         B.  Each  of  the  Investors  holds  a  15%  Exchangeable   Convertible
Promissory Note (the "Bridge Notes"), and the right to receive a warrant (the "Bridge Warrants"), previously issued by the Company.

         C. Each of the Investors desires, upon the terms and conditions stated in this Agreement, to purchase, by surrendering their Bridge Note and Bridge Warrant, that number of shares (the "Common Shares") of Common Stock of the Company provided for herein (the "Common Shares") and the warrants (the "Warrants") to acquire shares of Common Stock as described herein.

         D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

         E. The capitalized terms used herein and not otherwise defined have the meanings given them in Article IX hereof.

         F. In a separate private offering the Company has sold shares of Common Stock and Warrants to cash investors and granted them registration rights.

         In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
                        PURCHASE AND SALE OF COMMON STOCK

     1.1 PURCHASE AND SALE OF COMMON STOCK. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, (a) that number of Common Shares equal to the principal plus the interest of the Investor's Bridge Note divided by $1.50 per share, plus (b) an additional number of Common Shares equal to the principal of the Investor's Bridge Note times twenty percent (20%).

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

     1.2 PAYMENT. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, each Investor will pay for the Common Shares by delivering to the Company the Investor's Bridge Note; Investor's execution of this Agreement and delivery of Investor's Bridge Note shall be deemed to also constitute Investor's surrender of Investor's right to any Bridge Warrant. Promptly after closing the Company shall deliver to each Investor of (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided herein), representing the Common Shares so purchased by such Investor and (ii) Warrants in an amount determined in accordance with Section 1.4 hereof, and the Company will deliver such stock certificates and Warrants against delivery of the purchase price as described above. At Company's option, Company may accept the surrender of Bridge Notes as payment for the Securities in lieu of cash.

     1.3 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 8:00 a.m., Central Time, on or prior to May 27, 2005 (or such extended date up to June 3, 2005 as determined by the Company or at another date or time agreed upon by the parties to this Agreement (the "Closing Date"); provided that at any time, the Company may close the sale with such Investors as have submitted their Bridge Notes and then hold one or more subsequent Closings thereafter subject to the foregoing limitations on the Closing Date. The Closing(s) will be held at the offices of Vinson & Elkins LLP in Houston, Texas or at such other place as the Company may determine.

     1.4 WARRANTS. In consideration of the purchase of the Common Shares by the Investors, at the Closing the Company will issue three different warrants: the "Series A Warrant," the "Series B Warrant" and the "Series C Warrant" (collectively, the "Warrants") to each Investor. The Series A Warrant shall entitle the Investor to purchase 1,250 shares of Common Stock for each 1,000 shares of Common Stock purchased by such Investor pursuant to Section 1.1(a) above on the Closing Date at an exercise price of $2.00 per share and will expire on the later of (i) eight months after the Closing Date or (ii) five months after the registration statement for the re-sale of the warrant shares becomes effective. The Series B Warrant shall entitle the Investor to purchase 500 shares of Common Stock for each 1,000 shares of Common Stock purchased by such Investor pursuant to Section 1.1(a) above on the Closing Date at an exercise price of $2.90 per share and will expire on the later of (i) 16 months after the Closing Date or (ii) 12 months after the registration statement for the re-sale of the warrant shares becomes effective. The Series C Warrant shall entitle the Investor to purchase 1,000 shares of Common Stock for each 1,000 shares of Common Stock purchased by such Investor pursuant to Section 1.1(a) above on the Closing Date at an exercise price of $4.00 per share and will expire five years from the Closing Date. The Series A Warrant, Series B Warrant and Series C Warrants will be substantially in the forms of Exhibits B, C and D, respectively, attached hereto. For purposes of the Warrants, the Closing Date for all Warrants shall be the first Closing Date, notwithstanding the actual Closing Date for a particular Investor was after the first Closing Date.

     1.5 CONTINGENT ON CASH OFFERING. This Agreement is contingent upon the Company closing the separate cash offering with gross proceeds of between $2.5 million and $10.0 million.

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

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF INVESTORS

         Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

     2.1 INVESTMENT PURPOSE. The Investor is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

     2.2 ACCREDITED INVESTOR STATUS. The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D. The Investor has experience as an investor in securities representing an investment decision like that involved in the purchase of the Securities and acknowledges that it has the knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.

     2.3 RELIANCE ON EXEMPTIONS. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

     2.4 INFORMATION. The Investor and its advisors, if any, have reviewed the SEC Documents and been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in Article III below. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents, and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock.

     2.5 GOVERNMENTAL REVIEW. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6 TRANSFER OR RESALE. The Investor understands that:


          (a) except as provided in the Registration Rights Agreement, the Securities have not been registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

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

          (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder;

          (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; and

          (d) notwithstanding anything in this Agreement or the Warrants to the contrary, the Company agrees to reregister any Common Shares or Warrant issued to an Investor hereunder in the name of any partner or affiliate of such Investor, and any such partner shall be deemed to be an Investor for all purposes of this Agreement and the Registration Rights Agreement, provided that any such partner or affiliate agrees in writing to be subject to the terms of this Agreement and the Registration Rights Agreement to the same extent as of such partner were an original Investor hereunder and thereunder.

     2.7 LEGENDS. The Investor understands that until (a) the Common Shares and the Warrants may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Securities has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the certificates representing the Securities will bear a restrictive legend in substantially the following (and, subject to Article V, a stop transfer order may be placed against transfer of the certificates for such Securities):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE "ACTS"). THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE
                  REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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

         The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

     2.8 AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

     2.9 RESIDENCY. The Investor is a resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

     2.10 NO INTENT TO EFFECT A CHANGE OF CONTROL. The Investor has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

     2.11 NO HEDGING. The Investor has not established any hedge or other position in the Common Stock that is outstanding on the Closing Date, which is designed to or could reasonably be expected to lead to or result in any sale of the Common Shares. For purposes hereof, a "hedge or other position" would include effecting any short sale or having in effect any short position or any purchase, sale or grant of any put option, call option or prepaid forward contract with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company, and each of its Subsidiaries, as applicable, represents and warrants to the Investors that:

     3.1 ORGANIZATION AND QUALIFICATION. All of the direct and indirect Subsidiaries of the Company are set forth on SCHEDULE 3.1. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each of its Subsidiaries free and clear of any Liens, and all the issued and outstanding shares of capital stock of each of its Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company and its Subsidiaries are duly incorporated, validly existing and in good standing under the laws of the jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease, use and operate their properties, if any, and to carry on their businesses as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

     3.2 AUTHORIZATION; ENFORCEMENT. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement and the Warrants, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares, the Warrants and the Warrant Shares and reservation for issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required; (c) this Agreement, the Registration Rights Agreement and the Warrants have been duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement and the Warrants constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

     3.3 CAPITALIZATION. As of the date prior to the Closing Date hereof, the authorized capital stock of the Company consisted of (i) 50,000,000 shares of Common Stock, par value $0.05 per share, of which 10,534,324 shares were issued and outstanding; 2,000,000 shares were reserved for issuance under the Option Plan; and no shares were reserved for issuance pursuant to any other securities (except as set forth under this Section 3.3 and in the Private Placement Memorandum); and (ii) 10,000,000 shares of preferred stock, no par value per share, of which no shares were issued and outstanding. All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Common Shares and the Warrant Shares, are subject to preemptive rights or any other similar rights of the other stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as set forth in the SEC Documents, the Private Placement Memorandum and the transactions contemplated hereby, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company.

         Except as disclosed in the Private Placement Memorandum the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as disclosed in the Private Placement Memorandum, all of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed in the Private Placement Memorandum, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders. The Company's Certificate of Incorporation and the Company's By-laws, each as in effect on the date hereof, filed as exhibits to the Company's SEC Documents, are true and correct copies of each such document.

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

     3.4 ISSUANCE OF SECURITIES. The Common Shares and the Warrants have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issuance thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof. The Warrant Shares have been duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

     3.5 OUTSTANDING DEBT. The Company has no Indebtedness for Borrowed Money (as hereinafter defined) except for the Bridge Notes and as otherwise set forth in the SEC Documents. The Company is not in default in the payment of the principal of or interest or premium on any such Indebtedness for Borrowed Money, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such Indebtedness for Borrowed Money which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

     3.6 NO CONFLICTS; NO VIOLATION.

          (a) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares, the Warrants and the Warrant Shares and reservation for issuance of the Warrant Shares) do not and will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws,
     (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

          (b) The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          (c) The Company is not conducting, and, so long as any Investor owns any of the Securities, will not conduct, its business in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

          (d) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, or to issue and sell the Common Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants.

     3.7 SEC DOCUMENTS, FINANCIAL STATEMENTS. Since June 1, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Act and the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except for the Bridge Notes and as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to December 31, 2004, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements.

     3.8 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the SEC Documents or in the Private Placement Memorandum, since the date of the latest audited financial statements included within the SEC Documents, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of.

     3.9 ABSENCE OF LITIGATION. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, arbitrator, public board, government or administrative agency, regulatory or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect. The Company is not aware of any facts or circumstances which would reasonably be expected to give rise to any such action or proceeding. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act

     3.10 INTELLECTUAL PROPERTY RIGHTS.

          (a) To the Company's knowledge, Schedule 3.10 accurately sets forth all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property") that is material to Company's business (collectively, the "Company's IP"). The Company either owns or has a valid license to the Company's IP free and clear of any claim, security interest, lien, pledge, option, charge or encumbrance of any kind whatsoever. The Company's rights in Company's IP are in full force and effect. Company's IP has not been used or enforced or failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of Company's rights in and to Company's IP.

          (b) Except as set forth in Schedule 3.10, Company has not transferred any rights or interest in, or granted any exclusive license with respect to, any of its Intellectual Property, to any third party.

          (c) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

          (d) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted, or, to the knowledge of the Company, as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and, to the Company's knowledge, there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

          (e) To the Company's knowledge, the Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted, or, to the knowledge of the Company, as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. To the Company's knowledge, the Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

          (f) To the Company's knowledge, the conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's knowledge, there is no valid basis for the same.

          (g) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

          (h) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

     3.11 COMPLIANCE. Neither the Company nor any of its Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

     3.12 NO MATERIALLY ADVERSE CONTRACTS, ETC. The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company's officers has or is expected in the future, individually or in the aggregate, to have a Material Adverse Effect. The Company is not a party to any contract or agreement which in the reasonable judgment of the Company's officers has or is expected to have a Material Adverse Effect.

     3.13 TAX STATUS. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

     3.14 CERTAIN TRANSACTIONS. Except as disclosed in the SEC Documents, and other than the grant of stock options, employment agreements or the ownership of other securities and rights disclosed in filings under the Exchange Act, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     3.15 ENVIRONMENTAL LAWS. The Company (i) is in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

     3.16 DISCLOSURE. No information relating to or concerning the Company set forth in this Agreement or provided to the Investors pursuant to Section 2.4 hereof or otherwise provided in connection with the transactions contemplated hereby, including without limitation any oral or written statements made or given by the officers of the Company, or any of the Company's agents, to any
Investor, or any Investor's agent, taken as a whole, contained any untrue statement of a material fact nor omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires immediate public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article II hereof

     3.17 ACKNOWLEDGMENT REGARDING INVESTORS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Investor's purchase of the Securities and has not been relied on by the Company in any way. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 2.11 hereof), it is understood and agreed by the Company (i) that none of the Investors have been asked to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Investor, including short sales, and specifically including, without limitation, short sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) that any Investor, and counter parties in "derivative" transactions to which any such Investor is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Investor shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

     3.18 NO INTEGRATED OFFERING. Except as disclosed in the Private Placement Memorandum, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors.

     3.19 NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions or finder's fees relating to this Agreement or the transactions contemplated hereby other than Sanders, Morris, Harris, Inc.

     3.20 PERMITS; COMPLIANCE. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except those the failure of which to possess would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since October 31, 2004, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect. None of the Company's products have received the FDA approval required to sell such products.

     3.21 TITLE TO PROPERTY. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company. Any real property and facilities held under lease by the Company are held by it under valid and enforceable leases with such exceptions as would not have a Material Adverse Effect.

     3.22 INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     3.23 INTERNAL ACCOUNTING CONTROLS. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (e) financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles are reliable.

     3.24 EMPLOYMENT MATTERS. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, threatened against or involving the Company. No representation question exists respecting the employees of the
Company,  and no  collective  bargaining  agreement or  modification  thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is currently pending under any expired or existing collective bargaining agreements of the Company. No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

     3.25 FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has
(i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.26 NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

     3.27 INVESTMENT COMPANY STATUS. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     3.28 NO GENERAL SOLICITATION. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

     3.29 APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Investors' ownership of the Securities.

                                   ARTICLE IV
                                    COVENANTS

     4.1 BEST EFFORTS. Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

     4.2 FORM D; BLUE SKY LAWS. The Company will file a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D, and will provide a copy thereof to each Investor promptly after such filing. The Company will, on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing. The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within four business days after the Closing Date and will make any required notice filings with state securities law authorities on a timely basis.

     4.3  REPORTING  STATUS.  The  Company's  Common Stock is  registered  under
Section 12 of the Exchange Act. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will use its best efforts to timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities to pay clinical trial expenses, research and development expenses, various outstanding liabilities, working capital and overhead costs, capital expenditures to expand manufacturing, a license fee to the University of Chicago as disclosed in the Private Placement Memorandum, certain fees to the Placement Agent as disclosed in the Private Placement Memorandum and for general corporate purposes.

     4.5 FINANCIAL STATEMENTS. The financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     4.6 LISTING. On or before the day the registration statement for the resale of the Common Shares and the sale of the Warrant Shares becomes effective, the Company will secure the listing of the Common Shares and the Warrant Shares upon each national securities exchange or automated quotation system, including without limitation the Nasdaq (including the OTCBB), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance). So long as any Investor owns any of the Securities, the Company will use its best efforts to obtain and, so long as any Investor owns any of the Securities, maintain the listing and trading of its Common Stock on Nasdaq (including the OTCBB), the American Stock Exchange or the New York Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges or automated quotation system, as applicable.

     4.7 SOLVENCY; CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, where the failure to comply with such would have a Material Adverse Effect.

     4.8 INSURANCE. The Company will maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size and in lines of business of the Company.

     4.9 RESERVATION OF SHARES. The Company will at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based upon the exercise price of the Warrants in effect from time to time). The Company will not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants, without the consent of all the Investors. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the Warrant Shares issued and issuable upon exercise of the Warrants (based on the exercise price of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this
Section 4.11, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

     4.10 PLEDGE OF SECURITIES. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2.6 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

     4.11 DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. The Company shall, by 8:30 p.m. Eastern time on the earlier of July 1, 2005 or the Effective Date (the "Required Disclosure Date"), issue a press release and by 12:00 p.m. Eastern time on the same day, issue a Current Report on Form 8-K, each reasonably acceptable to a majority in interest of the Investors disclosing (i) any material nonpublic information provided to any Investor, and (ii) the material terms of the transactions contemplated hereby, and, with respect to the Current Report, shall attach the Transaction Documents thereto as exhibits. The Company shall not, and shall cause each Subsidiary and each of its respective officers, directors, employees and agents, not to, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the Closing Date without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, such Investor shall have the right to demand that the Company make a public disclosure, and if the Company fails to do so within two business days, the Investor may make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, each Subsidiary, or each of its respective officers, directors, employees or agents. In such event, such Investor shall provide a copy of such public disclosure to the Company at or prior to the dissemination of such disclosure to the public. No Investor shall have any liability to the Company, any Subsidiary, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure unless such Investor acts with negligence or willful misconduct. Subject to the foregoing, neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby naming the other party without the prior approval of the other party; which approval shall not be unreasonably withheld or delayed; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in a Current Report on Form 8-K in compliance with the requirements of the Exchange Act, and (ii) as may otherwise be required by applicable law and regulations, including the applicable rules and regulations of the Nasdaq (provided that in the case of clause (i) each Investor shall be provided a copy of any proposed press release to be issued by the Company at least one day prior to its release). In addition to any other rights or claims an Investor may have, if the Company fails to make the public disclosure required by the first sentence of this Section, then (i) the Company shall (a) pay each Investor an aggregate amount equal to (1) five percent (5%) of the total purchase price paid by the Investor for the Securities hereunder for each thirty (30) day period (or portion thereof) elapsing from the Required Disclosure Date until Company makes the required disclosure in accordance with this Section 4.11 (the "Disclosure Date"), plus (2) (b) in the event that the VWAP on the first Trading Day after the Disclosure Date is less than the VWAP on the Required Disclosure Date, the amount of such difference multiplied by the number of Securities and (ii) without any further action required, the Exercise Price of the Series A Warrants shall be automatically reduced to equal $1.50 per share and the Expiration Date of the Series A Warrants shall be extended one day for each day elapsing from the Required Disclosure Date until the Disclosure
Date. The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States beginning on the fifth day following the Required Disclosure Date and on the fifth day of each successive month thereafter. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate 9% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

     4.12 SALES BY INVESTORS. Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws. Investor acknowledges that Investor has been provided with material nonpublic information and agrees to not publicly disclose such information until it has been publicly disclosed by the Company. Investor further acknowledges that Investor may not engage in a transaction to buy or sell any of the Company's securities until such information is publicly disclosed by the Company pursuant to Section 4.11 above or otherwise becomes public information.

     4.13 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

     4.14 CONVERSION AND EXERCISE PROCEDURES. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Investors in order to exercise the Warrants. No additional legal opinion or other information or instructions shall be required of the Investors to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

                                   ARTICLE V
                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

     5.1 ISSUANCE OF CERTIFICATES. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for Common Shares and Warrant Shares in such amounts as specified from time to time by each Investor to the Company issuable upon exercise of the Warrants in accordance with their terms. All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company. So long as required by this Article V, all such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article V. Nothing in this Section 5.1 will affect in any way the Investors' obligations and agreement set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares and the Warrant Shares.

     5.2 UNRESTRICTED SECURITIES.

          (a) Subject to Section 4.12 hereof, certificates evidencing the Common Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 2.7 hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Common Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Common Shares or Warrant Shares are eligible for sale under Rule 144(k), or
     (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If all or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Common Shares or Warrant Shares, or if such Common Shares or Warrant Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Common Shares or Warrant Shares, as applicable, shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5.2, it will, no later than five Trading Days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing Common Shares or Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the "LEGEND REMOVAL DATE"), --------------------- deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Investors by crediting the account of the Investor's prime broker with the Depository Trust Company System.

          (b) In addition to such Investor's other available remedies, the Company shall pay to an Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Common Shares (or Warrant Shares underlying a Warrant tendered for legend removal) (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 5.2(a), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Investor's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, without the necessity of showing economic loss and without any bond or other security being required.

          (c) Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5.2 is predicated upon the Company's reliance that the Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         The obligation of the Company to issue and sell the Common Shares and Warrants to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     6.1 The Investor will have executed this Agreement and the Registration Rights Agreement and will have delivered those agreements to the Company.

     6.2 The Investor will have delivered the purchase price for the Common Shares to the Company in accordance with this Agreement.

     6.3 The representations and warranties of the Investor must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

     6.4 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                  ARTICLE VII
               CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE

         The obligation of each Investor hereunder to purchase the Common Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by any Investor at any time in its sole discretion:

     7.1 The Company will have executed this Agreement and the Registration Rights Agreement and each such Agreement will have been delivered the Investor.

     7.2 The Company will have delivered to the Investors duly executed certificates representing the Common Shares and duly executed Warrants in the amounts and forms specified in Sections 1.1 and 1.4 hereof.

     7.3 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters in contained in this Section 7.3 and as to such other matters as may be reasonably requested by such Investor, including, but not limited to, the Company's Certificate of Incorporation, By-laws, Board of Directors' resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

     7.4 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.5 Trading and listing of the Common Stock on the Nasdaq OTCBB must not have been suspended by the SEC or the Nasdaq, nor shall Nasdaq have notified the Company of any failure of the Company to meet any of the continued listing standards.

     7.6 The Investors will have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investors.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     8.1 INDEMNIFICATION BY COMPANY. In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement, the Registration Rights Agreement, and the Warrants, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees, advisors and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements and the costs of collection and enforcement of the terms of this Agreement and the Transaction Documents (the "Indemnified Liabilities"), incurred or suffered by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement, the Registration Rights Agreement or the Warrants by the Company; provided, however, that, with respect to this clause (c), the Company shall not be liable to the extent such Indemnified Liabilities are finally determined by a court of competent jurisdiction to have resulted primarily and directly from the Investors' negligence or willful misconduct. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

                                   ARTICLE IX
                                   DEFINITIONS

     9.1 "Additional Shares" has the meaning set forth in Section 4.13.

     9.2 "Bridge Loan Shares" means those shares of Common Stock issued in connection with the Bridge Notes.

     9.3 "Bridge Notes" has the meaning set forth in the recitals.

     9.4 "Bridge Warrants" has the meaning set forth in the recitals.

     9.5 "Closing" means the closing of the purchase and sale of the Common Shares.

     9.6 "Closing Date" has the meaning set forth in Section 1.3.

     9.7 "Common Shares" has the meaning set forth in the recitals.

     9.8 "Common Stock" means the common stock, par value $0.05 per share, of the Company.

     9.9 "Company" means PharmaFrontiers Corp.

     9.10 "Company Permit" has the meaning set forth in Section 3.19.

     9.11 "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the SEC.

     9.12 "Environmental Laws" has the meaning set forth in Section 3.14.

     9.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     9.14 "Indebtedness for Borrowed Money" shall include only (i) indebtedness of the Company and its Subsidiaries incurred as the result of a direct borrowing of money, and (ii) guarantees by the Company and its Subsidiaries of indebtedness of third parties, and shall not include any other indebtedness including, but not limited to, indebtedness incurred with respect to trade accounts, equipment leases, and intercompany loans.

     9.15 "Indemnified Liabilities" has the meaning set forth in Article VIII.

     9.16 "Indemnitees" has the meaning set forth in Article VIII.

     9.17 "Intellectual Property" has the meaning set forth in Section 3.10.

     9.18 "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

     9.19 "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

     9.20 "Nasdaq" means the Nasdaq SmallCap Market.

     9.21 "Option Plan" means the Company's 2004 Stock Option Plan, including all amendments thereto.

     9.22 "OTCBB" means the OTC Bulletin Board operated by the National Association of Security Dealers, Inc.

     9.23 "Private Placement Memorandum" means the Private Placement Memorandum dated May 16, 2005 issued by the Company and to which this Agreement is an Exhibit.

     9.24  "Registration   Rights  Agreement"  means  the  Registration   Rights
Agreement, dated as of the date of this Agreement and among the parties to this Agreement, in the form attached hereto as Exhibit C.

     9.25 "Regulation D" means Regulation D as promulgated by the SEC under the Securities Act.

     9.26 "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

     9.27 "SEC" means the Securities and Exchange Commission.

     9.28 "SEC Documents" has the meaning set forth in Section 3.7.

     9.29 "Securities" means the Common Shares, Warrants and Warrant Shares.

     9.30 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

     9.31 "Subsidiaries" means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

     9.32 "Trading Day" means a day on which the OTC Bulletin Board, Nasdaq SmallCap Market, American Stock Exchange or such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

     9.33 "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

     9.34 "Transaction Documents" shall have the meaning set forth in Section 10.16.

     9.35 "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
(b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investors and reasonably acceptable to the Company.

     9.36 "Warrant Shares" means the shares of Common Stock issuable upon the exercise (or otherwise) of the Warrants.

     9.37 "Warrants" means the Series A Warrants, Series B Warrants and Series C Warrants to purchase shares of Common Stock, in the forms attached hereto as Exhibits C, D and E, respectively.

                                   ARTICLE X
                    TERMINATION; GOVERNING LAW; MISCELLANEOUS

     10.1 TERMINATION. This Agreement may be terminated by any Investor, as to such Investor's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Investors, by written notice to the other parties, if the Closing has not been consummated on or before June 3, 2005; PROVIDED, HOWEVER, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     10.2 GOVERNING LAW; JURISDICTION. This Agreement will be governed by and interpreted in accordance with the laws of the State of Texas without regard to the principles of conflict of laws. The parties hereto hereby submit to the jurisdiction of the United States federal and state courts located in the State of Texas with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     10.3 COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     10.4 HEADINGS. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

     10.5 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

     10.6 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     10.7 ENTIRE AGREEMENT. This Agreement, the Registration Rights Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     10.8 INVESTOR APPROVALS. Except as otherwise specifically provided herein, in each case in which approval of the Investors is required by the terms of this Agreement, such requirement shall be satisfied only upon receipt of the written consent of each Investor.

     10.9 AMENDMENTS, CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated orally, but only by a statement in writing signed by Investors agreeing to purchase, or after the Closing, holding not less than 80% of the shares of Common Stock sold hereunder; notwithstanding the foregoing the following provisions may not be amended except in a writing signed by the party against which enforcement of the amendment is sought: Article 1, Sections 4.10 through 4.16, Article V, Article VII, Section 10.1, 10.8, 10.9, 10.13, 10.17 and 10.18
and any provisions herein that specify liquidated damages or penalties. The terms of the agreements attached as Exhibits hereto may only be amended according to the terms of such agreements.

     10.10 NOTICES. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

If to the Company:         PharmaFrontiers Corp.
                           2408 Timberloch Place, Suite B-7
                           The Woodlands, Texas 77380
                           Attn: David McWilliams, President
                           Facsimile: (281) 272-1088

With a copy to:            Vinson & Elkins L.L.P.
                           1001 Fannin, Suite 2300
                           Houston, Texas 77002
                           Attn: Michael C. Blaney
                           Facsimile: (713) 615-5487

     If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto`

         Each party will provide written notice to the other parties of any change in its address.

     10.11 SUCCESSORS AND ASSIGNS. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such transferee pursuant to the terms of this Agreement.

     10.12 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     10.13 SURVIVAL. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Common Shares and the Warrants and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by the Company hereunder.

     10.14 PUBLICITY. The Company may make any press release or SEC or Nasdaq filings with respect to such transactions as are required by applicable law and regulations (including NASD requirements) without the prior approval of the Investors (although the Company will make reasonable efforts to consult with the Investors in connection with any such press release prior to its release and filing).

     10.15 FURTHER ASSURANCES. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10.16 NO STRICT CONSTRUCTION. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     10.17 EQUITABLE RELIEF. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     10.18 LIQUIDATED DAMAGES. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     10.19 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor under any of the Warrant, Registration Rights Agreement or this Agreement (collectively, the "Transaction Documents") are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Common Shares pursuant to the Transaction Documents has been made by each Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor acknowledges that no other Investor has acted as agent for the Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Common Shares or enforcing its rights under the Transaction Documents. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

         IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                    COMPANY:

                                    PHARMAFRONTIERS CORP.



                                    By:     /S/ DAVID B. MCWILLIAMS
                                        ------------------------------------
                                           David B. McWilliams, President






                       [SIGNATURES CONTINUED ON NEXT PAGE]

                 INVESTOR:

                                  INVESTOR'S NAME:
                                                  ----------------------------



                                  By:      /S/
                                     -----------------------------------------
                                  Print Name:
                                             ---------------------------------
                                  Title:
                                        --------------------------------------



INVESTOR'S ADDRESS:





(any notice hereunder to this Investor shall include a copy to):

         --------------------------------------------

         --------------------------------------------

         --------------------------------------------
         Attn:
              ---------------------------------------





     [SIGNATURE PAGE TO PHARMAFRONTIERS CORP. SECURITIES PURCHASE AGREEMENT]

                                  SCHEDULE 3.1
                                       TO
                          SECURITIES PURCHASE AGREEMENT



                                  SUBSIDIARIES





1.       Opexa Pharmaceuticals, Inc. a Delaware corporation

2.       Al Magnus, Inc., a Texas corporation